Risk Management	12 Months Ended
Dec. 31, 2021
Risk Management [Abstract]
Risk Management

36. RISK MANAGEMENT
Cenovus is exposed to financial risks, including market risk related to commodity prices, foreign exchange rates, interest rates as well as credit risk and liquidity risk.
To manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus, the Company may periodically enter into financial positions as a part of ongoing operations to market the Company’s production and physical inventory positions of crude oil and condensate volumes. The Company has entered into risk management positions to both help capture incremental margin expected to be received in future periods at the time products will be sold and to mitigate overall exposure to fluctuations in commodity prices related to inventories and physical sales. Mitigation of commodity price volatility may utilize financial positions to protect both near-term and future cash flows. As at December 31, 2021, the fair value of financial positions was a net liability of $68 million and primarily consisted of crude oil, condensate, natural gas and foreign exchange rate instruments.
To manage exposure to interest rate volatility, the Company may periodically enter into interest rate swap contracts. To mitigate the Company’s exposure to foreign exchange rate fluctuations, the Company periodically enters into foreign exchange contracts. To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps. As at December 31, 2021, there were foreign exchange contracts with a notional value of US$144 million outstanding and no interest rate or cross currency interest rate swap contracts outstanding.
Net Fair Value of Risk Management Positions

As at December 31, 2021	Notional Volumes (1) (2)	Terms (3)	Weighted Average Price (1) (2)	Fair Value Asset (Liability)
Crude Oil and Condensate Contracts
WTI Fixed – Sell	61.8 MMbbls	January 2022 - June 2023	US$72.19/bbl	(188)
WTI Fixed – Buy	25.3 MMbbls	January 2022 - June 2023	US$71.55/bbl	94
Other Financial Positions (4)				24
Foreign Exchange Contracts				2
Total Fair Value				(68)
(1)     Million barrels (“MMbbls”). Barrel (“bbl”).
(2)     Notional volumes and weighted average price represent various contracts over the respective terms. The notional volumes and weighted average price may fluctuate from month to month as it represents the averages for various individual contracts with different terms.
(3)     Contract terms represent various individual contracts with different terms, and range from one to eighteen months.
(4)    Other financial positions consists of risk management positions related to WCS, heavy oil and condensate differential contracts, Belvieu fixed contracts, reformulated blendstock for oxygenate blending gasoline contracts, heating oil and natural gas fixed price contracts, and the Company's U.S. Manufacturing and Marketing activities.
A) Commodity Price Risk
Commodity price risk arises from the effect that fluctuations of forward commodity prices may have on the fair value or future cash flows of financial assets and liabilities. To partially mitigate exposure to commodity price risk, the Company has entered into various financial derivative instruments.
The use of these derivative instruments is governed under formal policies and is subject to limits established by the Board of Directors. The Company’s policy does not allow the use of derivative instruments for speculative purposes.
Crude Oil – The Company has used commodity futures and swaps, basis price risk management contracts, and options contracts to partially mitigate its exposure to the commodity price risk on its crude oil sales and to protect both near-term and future cash flows. Cenovus has entered into a number of transactions to help protect against widening light/heavy crude oil price differentials and to manage exposure to commodity price movements between when products are produced or purchased and when sold to the customer or used by Cenovus. In addition, the Company has entered into risk management positions to help mitigate the risk to incremental margin expected to be received in future periods at the time products will be sold.
Condensate – The Company has used commodity futures and swaps, as well as basis price risk management contracts to partially mitigate its exposure to the commodity price risk on its condensate transactions.
Natural Gas – The Company has used fixed price and basis instruments to partially mitigate its natural gas commodity price risk.
Sensitivities
The following table summarizes the sensitivity of the fair value of Cenovus’s risk management positions to independent fluctuations in commodity prices and foreign exchange rates, with all other variables held constant. Management believes the fluctuations identified in the table below are a reasonable measure of volatility.
The impact of fluctuating commodity prices and foreign exchange rates on the Company’s open risk management positions could have resulted in an unrealized gain (loss) impacting earnings before income tax as follows:

As at December 31, 2021	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00/bbl Applied to WTI, Condensate and Related Hedges	(225)	225
WCS and Condensate Differential Price	± US$2.50/bbl Applied to WCS and Differential Hedges Tied to Production	4	(4)
Refined Products Commodity Price	± US$5.00/bbl Applied to Heating Oil and Gasoline Hedges	(2)	2
U.S. to Canadian Dollar Exchange Rate	± 0.05 in the U.S. to Canadian Dollar Exchange Rate	11	(12)

As at December 31, 2020	Sensitivity Range	Increase	Decrease
Crude Oil Commodity Price	± US$5.00/bbl Applied to WTI, Condensate and Related Hedges	(44)	44
WCS and Condensate Differential Price	± US$2.50/bbl Applied to WCS and Differential Hedges Tied to Production	(2)	2
B) Foreign Exchange Risk
Foreign exchange risk arises from changes in foreign exchange rates that may affect the fair value or future cash flows of Cenovus’s financial assets or liabilities. As Cenovus operates in North America, fluctuations in the exchange rate between the U.S./Canadian dollar can have a significant effect on reported results.
As disclosed in Note 8, Cenovus’s foreign exchange (gain) loss primarily includes unrealized foreign exchange gains and losses on the translation of the U.S. dollar debt issued from Canada. As at December 31, 2021, Cenovus had US$7.4 billion in U.S. dollar debt issued from Canada (2020 – US$5.9 billion). In respect of these financial instruments, the impact of changes in the Canadian per U.S. dollar exchange rate would have resulted in a change to the foreign exchange (gain) loss as follows:

As at December 31,	2021	2020
$0.05 Increase in the Canadian per U.S. Dollar Foreign Exchange Rate	372	300
$0.05 Decrease in the Canadian per U.S. Dollar Foreign Exchange Rate	(372)	(300)
C) Interest Rate Risk
Interest rate risk arises from changes in market interest rates that may affect earnings, cash flows and valuations. Cenovus has the flexibility to partially mitigate its exposure to interest rate changes by maintaining a mix of both fixed and floating rate debt. To manage exposure to interest rate volatility, the Company periodically enters into interest rate swap contracts. As at December 31, 2021, Cenovus had no interest rate swap contracts outstanding (2020 – $nil). To manage interest costs on short-term borrowings, the Company periodically enters into cross currency interest rate swaps. As at December 31, 2021, Cenovus had no cross currency interest rate swap contracts outstanding (2020 – $nil).
As at December 31, 2021, the increase or decrease in net earnings for a one percent change in interest rates on floating rate debt amounts to $1 million (2020 – $1 million). This assumes the amount of fixed and floating debt remains unchanged from respective balance sheet dates.
D) Credit Risk
Cenovus assesses the credit risk of new counterparties and continues risk-based monitoring of all counterparties on an ongoing basis. A substantial portion of Cenovus’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risks. Cenovus’s exposure to its counterparties is within credit policy tolerances. The maximum credit risk exposure associated with accounts receivable and accrued revenues, net investment in finance leases, risk management assets and long-term receivables is the total carrying value.
As at December 31, 2021, approximately 97 percent of the Company’s accruals, receivables related to Cenovus's joint ventures and joint operations, trade receivables and net investment in finance leases were investment grade, and substantially all of the Company’s accounts receivable were outstanding for less than 60 days. The average expected credit loss on the Company’s accruals, receivables related to Cenovus's joint ventures and joint operations, trade receivables and net investment in finance leases was 0.1 percent as at December 31, 2021 (2020 – 0.5 percent).
E) Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet all of its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. Cenovus manages its liquidity risk through the active management of cash and debt and by maintaining appropriate access to credit, which may be impacted by the Company’s credit ratings. As disclosed in Note 25, over the long term, Cenovus targets a Net Debt to Adjusted EBITDA between 1.0 to 1.5 times to manage the Company’s overall debt position.
Cenovus manages its liquidity risk by ensuring that it has access to multiple sources of capital including: cash and cash equivalents, cash from operating activities, undrawn capacity on its committed credit facility and uncommitted demand facilities as well as availability under its base shelf prospectus. As at December 31, 2021, the Company's sources of capital included:
•2.9 billion in cash and cash equivalents.
•$6.0 billion available on its committed credit facility.
•$1.9 billion available on its uncommitted demand facilities, of which $1.4 billion may be drawn for general purposes, or the full amount may be available to issue letters of credit.
•US$88 million and $5 million available on the Company’s proportionate share of the uncommitted demand facilities from WRB and Sunrise, respectively.
•US$4.7 billion unused capacity under its base shelf prospectus, availability of which is dependent on market conditions.
Undiscounted cash outflows relating to financial liabilities are:

As at December 31, 2021	1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	6,353	—	—	—	6,353
Short-Term Borrowings (1)	79	—	—	—	79
Long-Term Debt (1)(2)	561	1,608	2,603	14,892	19,664
Contingent Payment	238	—	—	—	238
Lease Liabilities (1)	453	794	634	3,192	5,073

As at December 31, 2020	1 Year	Years 2 and 3	Years 4 and 5	Thereafter	Total
Accounts Payable and Accrued Liabilities	2,018	—	—	—	2,018
Short-Term Borrowings (1)	121	—	—	—	121
Long-Term Debt (1)	385	1,965	1,966	8,627	12,943
Contingent Payment	36	28	—	—	64
Lease Liabilities (1)	254	445	365	1,412	2,476
(1)     Principal and interest, including current portion if applicable.
(2)     On January 10, 2022, the Company announced its intention to redeem the entire outstanding balance of its 3.80 percent notes and 4.00 percent unsecured notes on February 9, 2022. Long-term debt maturities above have not been adjusted for this redemption.